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                           NATIONS GOVERNMENT INCOME
                             TERM TRUST 2003, INC.

                                  A N N U A L

                                  R E P O R T

                        FOR THE YEAR ENDED JUNE 30, 2000

                                    NATIONS

                                   GOVERNMENT

                                  INCOME TERM

                                   TRUST 2003

-------------------------------------------------------------------------------
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


          NOT                                                   MAY LOSE VALUE
          FDIC
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA , N.A. ("BANK OF AMERICA"), OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the annual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the 12-month period ending June 30, 2000 and to share our outlook for the near term.

INVESTMENT OBJECTIVES

The Company is a closed-end investment company, and its shares are traded on the New York Stock Exchange under the symbol "NGI." The Company's investment objectives are to provide a high level of current income and to return $10 per share (the initial public offering price per share) to shareholders on or about September 30, 2003.

PORTFOLIO PERFORMANCE*

For the 12-month period ending June 30, 2000, the Company distributed net investment income of $0.5475 per share. The monthly dividend rate through June is $0.043 per share, which equates to an annualized yield of 5.16%, based on the initial offering price of $10.00 per share. This dividend rate translates into an annualized yield of 5.94%, based upon the closing market price of $8.6875 per share on June 30, 2000. In April, the dividend was adjusted downward to more closely align the amount paid to shareholders with the net amount being earned by the Company on its portfolio securities.

The net asset value of the Company's shares on June 30, 2000 was $9.51 per share. The Company's total return for the 12 month period was 5.35% based on its net asset value at the end of the period.

MARKET ENVIRONMENT

During the 12 months ended June 30, 2000, the peak in yields was reached in May 2000. The bearish mood pervading the fixed income market began with a rebound in domestic growth last year, combined with a suddenly much more hawkish Federal Reserve Board (the "Fed"). The Fed began raising rates in June of last year, and within a year had hiked rates a total of 175 basis points (100 basis points is equivalent to 1%). Yields on the short-end of the yield curve out to the 10-year maturity increased for much of the year as the market wrestled with a newfound fear of inflation and possibly recession. The rate of growth of the economy appeared to slow in the second quarter of this year, and yields on fixed income securities generally decreased. It now appears that the Fed has it within their power to engineer another "soft landing" and extend the business cycle in the U.S. economy through this year and next. This "soft landing" scenario is creating a more positive environment for the bond market, including the mortgage and corporate spread sectors. The yield on the 5-year Treasury note peaked at 6.8% in May of this year, an increase of 115 basis points. Yields dropped as the "soft landing" scenario gained credence, ending the reporting year at 6.18%.

Another noteworthy event during the period was the announcement of a debt repurchase program by the U.S. Treasury in March of this year. The program focuses on longer maturity Treasuries, and the market reacted by inverting the Treasury yield curve as long yields declined markedly. The prospects for a sustained and pronounced decline in the supply of outstanding U.S. Treasuries has put modest pressure on spreads, and contributed to relative underperformance in the corporate bond market over the past year. Mortgage-backed securities have done relatively better, outperforming duration equivalent Treasuries over the course of the year.

MARKET OUTLOOK

As the "soft landing" unfolds, we expect slower but more sustainable economic growth over the next year or two. The Fed has acted rapidly to head off inflation, and the high productivity gains from the past few years are looking increasingly to be structurally permanent. We see lower energy prices ahead contributing to a lower inflation rate with

---------------

*THE PAST PERFORMANCE QUOTED IS NOT AN INDICATION OF FUTURE RESULTS.

the Fed eventually being able to declare victory by going to a more neutral posture. The risk to our positive outlook is persistent tightness in the labor market, but we would expect the Fed to act pre-emptively should that begin to threaten the expansion. Once again the Fed is helping to establish an environment conducive to bond market investing and we look for continued positive returns ahead.

We thank you for your continued support.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President

June 30, 2000

P.S. On June 22, 2000, the Company's Board of Directors reduced the dividend rate to $0.038 per share to further align the amount paid to shareholders with the net amount of income earned by the Company on its portfolio securities. This rate took effect starting with the July dividend.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF NET ASSETS                                          JUNE 30, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES -- 38.7%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            (FHLMC) -- 23.4%
            GOLD:
 $ 2,647      5.500% 06/01/03.....................   $  2,540
   6,435      6.000% 08/01/03.....................      6,196
     517      8.000% 11/01/03.....................        518
            REMIC:
  13,050    Series 1399 G, CMO, PAC,
              7.000% 12/15/19.....................     12,894
     360    Series 1489 VB, CMO, SUP,
              Inverse Floater,
              4.945%** 10/15/07...................        336
   2,615    Series 1544 SA, CMO, TAC,
              Inverse Floater,
              4.713%** 07/15/08...................      2,538
   1,273    Series 1550 SD, CMO, TAC,
              Inverse Floater,
              3.964%** 07/15/08...................      1,156
     213    Series 1644 NB, PAC,
              Inverse Floater,
              3.725%** 12/15/23...................        191
   6,206    Series 1693 SC, CMO, TAC,
              Inverse Floater,
              3.725%** 03/15/09...................      5,236
                                                     --------
                                                       31,605
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            (FNMA) -- 15.3%
            REMIC:
     522    Certificate 92-150 SU, CMO, PAC,
              Inverse Floater,
              5.235%** 05/25/21...................        518
       1    Certificate 92-16 SQ,
              Inverse Floater,
              5,495%** 03/25/22...................        100
  10,000    Certificate 93-12 ED, CMO, AD,
              7.500% 02/25/06.....................      9,930
     658    Certificate 93-179 SG, TAC,
              Inverse Floater,
              2.966%** 10/25/23...................        626
     604    Certificate 93-202 VB, PAC,
              Inverse Floater,
              3.424%** 11/25/23...................        522
     668    Certificate 93-214 SP, CMO, PAC,
              Inverse Floater,
              2.555%** 12/25/08...................        651
   1,204    Certificate 93-231 SA, CMO, SCH,
              Inverse Floater,
              2.531%** 12/25/08...................      1,067
   4,429    Certificate 93-247 SK, CMO, AD,
              Inverse Floater,
              6.278%** 02/25/23...................      4,216
   3,180    Certificate G93-32 H, CMO, AD,
              6.750% 09/25/03.....................      3,141
                                                     --------
                                                       20,771
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $55,817)........................     52,376
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 15.9%
            ARIZONA -- 2.4%
 $ 3,755    Maricopa County, Arizona, School
              District, GO, Capital Appreciation,
              Series 1993, (AMBAC Insured),
              4.720%*** 07/01/03..................   $  3,248
                                                     --------
            ILLINOIS -- 1.8%
            Illinois Educational Facilities
   2,870      Authority, Revenue, Capital
              Appreciation, (Loyola University
              Project) Series 1991A, (MBIA
              Insured),
              4.770%*** 07/01/03..................
                                                        2,472
                                                     --------
            NEVADA -- 4.0%
   6,250    Clark County, Nevada, School District,
              GO, Series 1991B, (MBIA Insured),
              4.720%*** 06/01/03..................      5,402
                                                     --------
            OKLAHOMA -- 4.0%
            Tulsa, Oklahoma, Industrial
   6,430      Development Authority, Hospital
              Revenue, (St. John's Medical Center
              Project) Series 1990, (MBIA
              Insured),
              4.720%*** 12/01/03..................
                                                        5,426
                                                     --------
            TEXAS -- 3.7%
   5,850    Houston, Texas, Independent School
              District, GO, Capital Appreciation,
              Series 1989, (AMBAC Insured),
              4.720%*** 08/15/03..................      5,006
                                                     --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $21,603)......................     21,554
                                                     --------
            U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS -- 20.5%
            FEDERAL HOME LOAN BANK (FHLB) -- 4.3%
   6,000      5.630% 09/02/03.....................      5,761
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) -- 16.2%
   8,200      5.940% 01/27/03.....................      7,942
  14,000      6.110% 07/10/03.....................     13,550
     498      7.000% 09/01/03.....................        492
                                                     --------
                                                       21,984
                                                     --------
            TOTAL U.S. GOVERNMENT AND AGENCY
              OBLIGATIONS
              (Cost $28,756)......................     27,745
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 8.5%
              (Cost $11,429)
            U.S. TREASURY NOTES -- 8.5%
  11,762      5.750% 08/15/03.....................     11,562
                                                     --------
            SHORT TERM INVESTMENTS -- 15.4%
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 0.8%
     426    Discount note due 07/05/00............        426
     700    Discount note due 09/08/00............        691
                                                     --------
                                                        1,117
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)                           JUNE 30, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            U.S. TREASURY BILLS -- 14.6%
 $20,075    Discount note due 09/28/00............   $ 19,798
                                                     --------
            TOTAL SHORT TERM INVESTMENTS
              (Cost $20,911)......................     20,915
                                                     --------
            TOTAL INVESTMENTS
              (Cost $138,516*).............   99.0%   134,152
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................    1.0%
            Cash..................................   $    210
            Interest receivable...................      1,215
            Administration fee payable............         (6)
            Accrued expenses and other
              liabilities.........................        (62)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................      1,357
                                                     --------
            NET ASSETS.....................  100.0%  $135,509
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $  4,503
            Accumulated net realized loss on
              investments sold....................     (1,627)
            Net unrealized depreciation of
              investments.........................     (4,364)
            Paid-in capital.......................    136,997
                                                     --------
            NET ASSETS............................   $135,509
                                                     ========
            Net asset value per share
              ($135,509,213/ 14,255,185 shares of
              common stock outstanding............      $9.51
                                                     ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $2,222 on investment securities was comprised of gross appreciation of $552 and gross depreciation of $2,774 for Federal income tax purposes. At June 30, 2000, the aggregate cost of securities for Federal income tax purposes was $136,374.

 ** Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2000.

*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:

    AD       Accretion Directed
    AMBAC    American Municipal Bond Assurance Corporation
    CMO      Collateralized Mortgage Obligation
    GO       General Obligation
    MBIA     Municipal Bond Insurance Association
    PAC      Planned Amortization Class
    REMIC    Real Estate Mortgage Investment Conduit
    SCH      Scheduled Pay Bond
    SUP      Support Bond
    TAC      Targeted Amortization Class

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF OPERATIONS
For the year ended June 30, 2000

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        8,549
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                691
Administration fee..........................................                346
Transfer agent fees.........................................                 20
Legal and audit fees........................................                 63
Custodian fees..............................................                  9
Directors' fees and expenses................................                 14
Other.......................................................                 17
                                                                 --------------
    Total expenses..........................................              1,160
Fees waived by investment advisor and administrator.........               (968)
Fees reduced by credits allowed by the custodian............                 (9)
                                                                 --------------
    Net expenses............................................                183
                                                                 --------------
NET INVESTMENT INCOME.......................................              8,366
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................               (284)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (1,870)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......             (2,154)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        6,212
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED        YEAR ENDED
                                                                   6/30/00           6/30/99
                                                                --------------------------------
(IN THOUSANDS)
Net investment income.......................................    $        8,366    $       10,133
Net realized gain/(loss) on investments.....................              (284)             (499)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (1,870)           (3,021)
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             6,212             6,613
Distributions to shareholders from net investment income....            (7,978)           (8,604)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            (4,498)           (3,713)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................            (6,264)           (5,704)
NET ASSETS:
Beginning of year...........................................           141,773           147,477
                                                                --------------    --------------
End of year.................................................    $      135,509    $      141,773
                                                                ==============    ==============
Undistributed net investment income at end of year..........    $        4,503    $        3,977
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year.

                                                       YEAR          YEAR         YEAR         YEAR         YEAR
                                                       ENDED        ENDED         ENDED        ENDED       ENDED
                                                     6/30/00+      6/30/99+     6/30/98+     6/30/97+     6/30/96+
                                                     -------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of year...............    $   9.60      $   9.72     $   9.22     $   8.84     $   8.32
                                                     --------      --------     --------     --------     --------
Income from investment operations:
Net investment income............................        0.57          0.67         0.71         0.73         0.66
Net realized and unrealized gain/(loss) on
  investments....................................       (0.15)        (0.25)        0.30         0.20        (0.21)
                                                     --------      --------     --------     --------     --------
Net increase/(decrease) in net assets resulting
  from investment operations.....................        0.42          0.42         1.01         0.93         0.45
Dividends from net investment income.............       (0.55)        (0.57)       (0.56)       (0.61)       (0.62)
Increase from repurchase of common shares........        0.04          0.03         0.05         0.06         0.05
Increase due to capital contribution.............          --            --           --           --         0.64
                                                     --------      --------     --------     --------     --------
Net asset value, end of year.....................    $   9.51      $   9.60     $   9.72     $   9.22     $   8.84
                                                     ========      ========     ========     ========     ========
Market value, end of year........................    $ 8.6875      $ 9.0625     $  8.750     $  8.375     $  7.500
                                                     ========      ========     ========     ========     ========
Total return++...................................        2.00%        10.17%       10.56%       20.24%        8.12%
                                                     ========      ========     ========     ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (000)....................    $135,509      $141,773     $147,477     $148,715     $154,147
Ratio of operating expenses to average net
  assets.........................................        0.13%         0.25%        0.24%        0.24%        0.27%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian......................................        0.14%         0.27%        0.25%        0.24%        0.28%
Ratio of net investment income to average net
  assets.........................................        6.05%         6.90%        7.41%        8.10%        7.74%
Portfolio turnover rate..........................         200%           43%          26%           4%          46%
Ratio of operating expenses to average net assets
  without waivers, expenses reimbursed and/or
  fees reduced by credits allowed by the
  custodian......................................        0.84%         0.98%        0.98%        0.96%        1.00%

---------------

  + Per share net investment income has been calculated using the monthly average shares method.

 ++ Total return represents aggregate total return for the period based on market value at period end.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS

Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993, and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: The Company's securities are valued using prices provided by a pricing service, which may be based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly affected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and certain other assets may be valued under procedures adopted by the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. The Company instructs its custodian to establish a segregated account in which it will maintain cash or U.S. government securities or other high grade debt securities at least equal in value to its commitments for such securities.

Inverse floating rate obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much more volatile than other debt securities because of the inverse floater's multiple to the index.

Dividends and distributions to shareholders: It is the policy of the Company to declare and pay distributions from net investment income monthly to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended June 30, 2000, resulting from differences in book and tax accounting for REMICs and paydowns, have been reclassified to reflect an increase to undistributed net investment income of $138,318, a decrease to accumulated net realized loss of $103,924 and a decrease to paid-in capital of $242,242.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no provision is made for Federal income taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the year ended June 30, 2000, BAAI voluntarily waived all of its fees.

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net assets. For the year ended June 30, 2000, BACAP voluntarily waived all of its fees.

BAAI is also the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the year ended June 30, 2000, BAAI voluntarily waived administration fees of $276,566.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BAAI by the Company for administration services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY also serves as the custodian of the Company's assets. For the year ended June 30, 2000, expenses of the Company were reduced by $9,250 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  SECURITIES TRANSACTIONS

For the year ended June 30, 2000, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $263,781,641 and $281,012,203, respectively.

4.  COMMON STOCK

At June 30, 2000, 1,000,000,000 shares of common stock, $0.001 par value, were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the years ended June 30, 2000 and June 30, 1999, the Company repurchased shares of its common stock in the open market at an average discount of approximately 8% and 7%, respectively, from its net asset value. All repurchased shares have been retired by the Company.

Nations Government Income Term Trust 2003, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Common stock transactions were as follows:

                                                            YEAR ENDED               YEAR ENDED
                                                             06/30/00                 06/30/99
                                                      ----------------------   -----------------------
                                                       SHARES      AMOUNT       SHARES       AMOUNT
                                                      ------------------------------------------------
Shares repurchased by the Company...................  (511,700)  $(4,498,435)   (409,000)  $(3,713,095)
                                                      --------   -----------   ---------   -----------

5.  CAPITAL LOSS CARRYFORWARD

At June 30, 2000, the Company had available for Federal income tax purposes unused capital losses expiring June 30, 2003 of $3,696,858.

At June 30, 2000, the Company utilized capital losses during the year in the amount of $786,345.

Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ended June 30, 2000, the Company elected to defer losses occurring between November 1, 1999 and June 30, 2000, in the amount of $72,064.

Nations Government Income Term Trust 2003, Inc.
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Government Income Term Trust 2003, Inc. (the "Company") at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
New York, New York
August 16, 2000

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect, on behalf of the participants, to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect, on behalf of all participants, (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record

Nations Government Income Term Trust 2003, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

PO Box 34602
Charlotte, NC  28254-4602
Toll Free 1.800.321.7854



2003AR 06/00